EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Giga-tronics Incorporated (the "Company") on Form 10-Q for the period ending September 28, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Regazzi, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 12, 2019
/s/ John R. Regazzi
John R. Regazzi
Chief Executive Officer (Principal Executive Officer)

In connection with the quarterly report of Giga-tronics Incorporated (the "Company") on Form 10-Q for the period ending September 28, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lutz P. Henckels, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 12, 2019
/s/ Lutz P. Henckels
Lutz P. Henckels
Chief Financial Officer (Principal Financial Officer)